Exhibit 16

                               Powers of Attorney

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                      MAXIM SERIES FUND, INC. (THE "FUND")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 8th day of December, 2003.


Signature                            Title                 Date

/s/ R.P. Koeppe                    Director               December 8, 2003
R.P. Koeppe

                      MAXIM SERIES FUND, INC. (THE "FUND")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 8th day of December, 2003.


Signature                              Title                 Date

/s/ R. Jennings                      Director               December 8, 2003
R. Jennings

                      MAXIM SERIES FUND, INC. (THE "FUND")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Fund to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11 day of December, 2003.


Signature                           Title                 Date

/s/ S. Zisman                      Director               December 11, 2003
S. Zisman